Supplemental Information

MREIC

September 30, 2016

FedEx Ground Indianapolis MSA

GE Pittsburgh MSA

Coca-Cola Phoenix MSA

Jim Beam Lexington MSA

Milwaukee

Milwaukee Memphis MSA

ULTA Indianapolis MSA

International Paper Kansas City MSA

BUD LIGHT

St. Louis MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and EBITDA which are REIT industry financial measures that are not calculated in accordance with  accounting principles generally accepted in the United States of America. Please see page 19 for a definition of these supplemental  performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions  in the supplemental statement of operations reported in this supplemental information package to the statement of operations  as reported in the Company’s filings with the SEC on Form 10-K.

2

Consolidated Balance Sheets

	September 30, 2016	September 30, 2015
ASSETS
Real Estate Investments:
Land	$165,375,315	$133,500,315
Buildings and Improvements	1,005,938,180	807,509,590
Total Real Estate Investments	1,171,313,495	941,009,905
Accumulated Depreciation	(148,830,169)	(124,898,639)
Net Real Estate Investments	1,022,483,326	816,111,266

Cash and Cash Equivalents	95,749,508	12,073,909
Securities Available for Sale at Fair Value	73,604,894	54,541,237
Tenant and Other Receivables	1,444,824	783,052
Deferred Rent Receivable	6,917,431	5,205,295
Prepaid Expenses	4,830,987	3,931,616
Financing Costs, net of Accumulated Amortization of $3,399,232 and $3,247,014, respectively	7,518,066	5,987,911
Capitalized Lease Costs, net of Accumulated Amortization of $3,238,516 and $2,534,521, respectively	4,165,268	3,407,432
Intangible Assets, net of Accumulated Amortization of $12,332,599 and $11,153,855, respectively	5,816,153	6,115,134
Other Assets	7,227,571	7,835,090
TOTAL ASSETS	$1,229,758,028	$915,991,942

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	$483,748,153	$373,991,174
Loans Payable	80,790,684	85,041,386
Preferred Stock Called for Redemption	53,493,750	-0-
Accounts Payable and Accrued Expenses	3,998,771	3,113,274
Other Liabilities	9,868,572	7,835,468
Total Liabilities	631,899,930	469,981,302

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: -0- and 2,139,750 Shares Authorized, Issued and Outstanding as of September 30, 2016 and 2015, respectively	-0-	53,493,750
7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and Outstanding as of September 30, 2016 and 2015	57,500,000	57,500,000
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 5,400,000 and -0- Shares Authorized, Issued and Outstanding as of September 30, 2016 and 2015, respectively	135,000,000	-0-
Common Stock – $0.01 Par Value Per Share: 194,600,000 and 200,000,000 Shares Authorized as of September 30, 2016 and 2015, respectively; 68,920,972 and 62,123,454 Shares Issued and Outstanding as of September 30, 2016 and 2015, respectively	689,210	621,235
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of September 30, 2016 and 2015; No Shares Issued or Outstanding as of September 30, 2016 and 2015	-0-	-0-
Additional Paid-In Capital	391,726,621	339,837,258
Accumulated Other Comprehensive Income (Loss)	12,942,267	(5,441,603)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	597,858,098	446,010,640
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,229,758,028	$915,991,942

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 23

3

Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
INCOME:
Rental Revenue	$22,126,728	$18,167,515	$81,592,429	$67,059,385
Reimbursement Revenue	3,449,183	2,399,574	13,323,681	10,716,112
Lease Termination Income	-0-	-0-	-0-	238,625
TOTAL INCOME	25,575,911	20,567,089	94,916,110	78,014,122

EXPENSES:
Real Estate Taxes	2,773,882	1,792,836	10,455,401	8,362,135
Operating Expenses	957,410	1,042,746	4,273,899	4,127,884
General & Administrative Expenses	2,836,283	1,891,115	7,936,124	6,305,928
Acquisition Costs	184,486	242,699	730,441	1,546,088
Depreciation	6,576,648	5,336,059	24,055,022	19,705,320
Amortization of Capitalized Lease Costs and Intangible Assets	614,283	569,625	2,032,658	2,067,408
TOTAL EXPENSES	13,942,992	10,875,080	49,483,545	42,114,763

OTHER INCOME (EXPENSE):
Dividend and Interest Income	1,565,937	852,684	5,616,392	3,723,867
Gain on Sale of Securities Transactions, net	3,239,190	428,426	4,398,599	805,513
Interest Expense	(5,842,699)	(5,128,971)	(21,836,811)	(18,558,150)
Amortization of Financing Costs	(402,737)	(677,765)	(1,116,238)	(1,286,016)
TOTAL OTHER INCOME (EXPENSE)	(1,440,309)	(4,525,626)	(12,938,058)	(15,314,786)

INCOME FROM CONTINUING OPERATIONS	10,192,610	5,166,383	32,494,507	20,584,573

Gain on Sale of Real Estate Investment	-0-	5,021,242	-0-	5,021,242

NET INCOME	10,192,610	10,187,625	32,494,507	25,605,815

Less: Preferred Dividends	2,565,196	2,151,758	9,020,470	8,607,032
Less: Redemption of Preferred Stock	2,942,149	-0-	2,942,149	-0-

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,685,265	$8,035,867	$20,531,888	$16,998,783

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 23

4

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations

(unaudited)

	Three Months Ended		Twelve Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
Revenues
Rental Revenue	$22,126,728	$18,167,515	$81,592,429	$67,059,385
Reimbursement Revenue	3,449,183	2,399,574	13,323,681	10,716,112
Total Rental and Reimbursement Revenue	25,575,911	20,567,089	94,916,110	77,775,497

Expenses
Real Estate Taxes	2,773,882	1,792,836	10,455,401	8,362,135
Operating Expenses	957,410	1,042,746	4,273,899	4,127,884
Total Expenses	3,731,292	2,835,582	14,729,300	12,490,019

Net Operating Income – NOI	21,844,619	17,731,507	80,186,810	65,285,478

Lease Termination Income	-0-	-0-	-0-	238,625
Dividend and Interest Income	1,565,937	852,684	5,616,392	3,723,867
Net Amortization of Acquired Above and Below Market Lease Revenue	25,491	25,492	101,967	59,750
General & Administrative Expenses	(2,836,283)	(1,891,115)	(7,936,124)	(6,305,928)
EBITDA	20,599,764	16,718,568	77,969,045	63,001,792

Interest Expense	(5,842,699)	(5,128,971)	(21,836,811)	(18,558,150)
Gain on Sale of Securities Transactions, net	3,239,190	428,426	4,398,599	805,513
Acquisition Costs	(184,486)	(242,699)	(730,441)	(1,546,088)
Preferred Dividends	(2,565,196)	(2,151,758)	(9,020,470)	(8,607,032)
Redemption of Preferred Stock	(2,942,149)	-0-	(2,942,149)	-0-
Depreciation of Corporate Office Tenant Improvements	(35,535)	(8,163)	(123,492)	(79,572)
Amortization of Financing Costs	(402,737)	(677,765)	(1,116,238)	(1,286,016)
Funds From Operations – FFO	11,866,152	8,937,638	46,598,043	33,730,447

Depreciation (excluding Corporate Office Tenant Improvements)	(6,541,113)	(5,327,896)	(23,931,530)	(19,625,748)
Gain on Sale of Real Estate Investment	-0-	5,021,242	-0-	5,021,242
Amortization of Capitalized Lease Costs and Intangible Assets	(639,774)	(595,117)	(2,134,625)	(2,127,158)
Net Income Attributable to Common Shareholders	4,685,265	8,035,867	20,531,888	16,998,783

Funds From Operations – FFO	11,866,152	8,937,638	46,598,043	33,730,447
Acquisition Costs	184,486	242,699	730,441	1,546,088
Redemption of Preferred Stock	2,942,149	-0-	2,942,149	-0-
Core Funds From Operations - Core FFO	14,992,787	9,180,337	50,270,633	35,276,535

Stock Compensation Expense	619,777	165,317	926,465	448,895
Depreciation of Corporate Office Tenant Improvements	35,535	8,163	123,492	79,572
Amortization of Financing Costs	402,737	677,765	1,116,238	1,286,016
Non-recurring Other Expense (1)	-0-	-0-	500,000	-0-
Lease Termination Income	-0-	-0-	-0-	(238,625)
Gain on Sale of Securities Transactions, net	(3,239,190)	(428,426)	(4,398,599)	(805,513)
U.S. GAAP Straight-line Rent Adjustment	(537,768)	(282,133)	(1,709,821)	(1,446,264)
Recurring Capital Expenditures	(309,521)	(161,790)	(963,065)	(623,658)
Adjusted Funds From Operations – AFFO	11,964,357	9,159,233	45,865,343	33,976,958

EBITDA	20,599,764	16,718,568	77,969,045	63,001,792

Stock Compensation Expense	619,777	165,317	926,465	448,895
Non-recurring Other Expense (1)	-0-	-0-	500,000	-0-
Lease Termination Income	-0-	-0-	-0-	(238,625)
U.S. GAAP Straight-line Rent Adjustment	(537,768)	(282,133)	(1,709,821)	(1,446,264)
Recurring Capital Expenditures	(309,521)	(161,790)	(963,065)	(623,658)
Interest Expense	(5,842,699)	(5,128,971)	(21,836,811)	(18,558,150)
Preferred Dividends	(2,565,196)	(2,151,758)	(9,020,470)	(8,607,032)
Adjusted Funds From Operations – AFFO	$11,964,357	$9,159,233	$45,865,343	$33,976,958

(1)	Consists of one-time payroll expenditures.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 23

5

Financial Highlights

(unaudited)

	Three Months Ended		Twelve Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015

Weighted Average Common Shares Outstanding

Basic	68,013,820	60,434,609	65,468,564	59,085,888
Diluted	68,159,029	60,514,018	65,558,284	59,201,296

Net Income Attributable to Common Shareholders	$4,685,265	$8,035,867	$20,531,888	$16,998,783

Basic	$0.07	$0.13	$0.31	$0.29
Diluted	0.07	0.13	0.31	0.29

Net Operating Income – NOI	$21,844,619	$17,731,507	$80,186,810	$65,285,478

Basic	$0.32	$0.29	$1.22	$1.10
Diluted	0.32	0.29	1.22	1.10

Funds From Operations – FFO	$11,866,152	$8,937,638	$46,598,043	$33,730,447

Basic	$0.17	$0.15	$0.71	$0.57
Diluted	0.17	0.15	0.71	0.57

Core Funds From Operations - Core FFO	$14,992,787	$9,180,337	$50,270,633	$35,276,535

Basic	$0.22	$0.15	$0.77	$0.60
Diluted	0.22	0.15	0.77	0.60

Core FFO Excluding Gains on Securities Transactions and Lease Termination Income, net	$11,753,597	$8,751,911	$45,872,034	$34,232,397

Basic	$0.17	$0.14	$0.70	$0.58
Diluted	0.17	0.14	0.70	0.58

Core FFO Including Gain Over Historic Cost (Undepreciated) on Sale of Real Estate Investment (1)	$14,992,787	$12,470,286	$50,270,633	$38,566,484

Basic	$0.22	$0.21	$0.77	$0.65
Diluted	0.22	0.21	0.77	0.65

Adjusted Funds From Operations - AFFO	$11,964,357	$9,159,233	$45,865,343	$33,976,958

Basic	$0.18	$0.15	$0.70	$0.58
Diluted	0.18	0.15	0.70	0.57

Dividends Declared per Common Share	$0.16	$0.15	$0.64	$0.60

(1) On September 18, 2015, the Company sold its 160,000 square foot industrial building located in Monroe, NC for $9,000,000 with net sale proceeds to the Company of $8,846,686. Prior to the sale, the historic cost basis was $5,556,737 and the net book value (net of accumulated depreciation) was $3,825,443. Under U.S. GAAP, the sale resulted in a realized gain of $5,021,242, representing a 131% gain over the depreciated U.S. GAAP basis and a realized gain on historic cost of $3,289,949, representing a 59% gain over the Company’s historic cost basis.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 23

6

Same Property Statistics

	Three Months Ended
	9/30/2016		9/30/2015	Change	Change %

Total Square Feet / Total Properties	16,010,372/99		13,918,963/92	2,091,409	15.0%

Occupancy Percentage at Quarter End	99.6%		97.7%	190 bps	1.9%

Same Property Square Feet / Number of Same Properties		12,381,669/84

Same Property Occupancy Percentage at Quarter End	99.5%		97.4%	210 bps	2.2%

Same Property Net Operating Income (NOI) (GAAP)	$16,220,468		$15,666,895	$553,573	3.5%

Reversal of U.S. GAAP Straight-line Rent Adjustment	(193,254)		(267,432)	74,178
Same Property Cash NOI (Cash)	$16,027,214		$15,399,463	$627,751	4.1%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 3.5% increase, amounting to $553,573 in Same Property NOI (GAAP), consists of 36% or $197,171 generated by increased NOI from occupied properties and the remaining 64% or $356,402 is attributable to increased NOI from filling previously vacant properties.

The 4.1% increase, amounting to $627,751 in Same Property Cash NOI, consists of 43% or $271,621 generated by increased NOI from occupied properties and the remaining 57% or $356,130 is attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI	Three Months Ended
	9/30/2016	9/30/2015	Change	Change %

Same Property NOI (GAAP)	$16,220,468	$15,666,895	$553,573	3.5%

NOI of properties purchased subsequent to July 1, 2015 (ten properties for fiscal 2016 and two properties for fiscal 2015)	3,631,279	495,501

NOI of properties expanded subsequent to July 1, 2015 (five properties for fiscal 2016 and 2015)	1,992,872	1,502,108

NOI of property sold subsequent to July 1, 2015 (one property for fiscal 2015)	-0-	67,003
Total NOI	$21,844,619	$17,731,507	$4,113,112	23.2%

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 23

7

Same Property Statistics

	Twelve Months Ended
	9/30/2016				9/30/2015		Change	Change %

Total Square Feet / Total Properties	16,010,372	/99			13,918,963	/92	2,091,409	15.0%

Occupancy Percentage at Quarter End	99.6%				97.7%		190 bps	1.9%

Same Property Square Feet / Number of Same Properties			9,621,488	/74

Same Property Occupancy Percentage at Quarter End	99.4%				96.6%		280 bps	2.9%

Same Property Net Operating Income (NOI) (GAAP)	$51,632,507				$49,702,824		$1,929,683	3.9%

Reversal of U.S. GAAP Straight-line Rent Adjustment	(683,649)				(908,572)		224,923
Same Property Cash NOI (Cash)	$50,948,858				$48,794,252		$2,154,606	4.4%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 3.9% increase, amounting to $1,929,683 in Same Property NOI (GAAP), consists of 35% or $682,434 generated by increased NOI from occupied properties and the remaining 65% or $1,247,249 is attributable to increased NOI from filling previously vacant properties.

The 4.4% increase, amounting to $2,154,606 in Same Property Cash NOI, consists of 50% or $1,077,316 generated by increased NOI from occupied properties and the remaining 50% or $1,077,290 is attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI	Twelve Months Ended
	9/30/2016	9/30/2015	Change	Change %

Same Property NOI (GAAP)	$51,632,507	$49,702,824	$1,929,683	3.9%

NOI of properties purchased subsequent to October 1, 2014 (eighteen properties for fiscal 2016 and ten properties for fiscal 2015)	19,833,107	7,652,178

NOI of properties expanded subsequent to October 1, 2014 (seven properties for fiscal 2016 and 2015)	8,721,196	7,465,931

NOI of property sold subsequent to October 1, 2014 (one property for fiscal 2015)	-0-	464,545
Total NOI	$80,186,810	$65,285,478	$14,901,332	22.8%

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 23

8

Consolidated Statements of Cash Flows

	Twelve Months Ended
	9/30/2016	9/30/2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$32,494,507	$25,605,815
Noncash Items Included in Net Income:
Depreciation & Amortization	27,203,918	23,058,744
Stock Compensation Expense	926,465	448,895
Gain on Sale of Securities Transactions, net	(4,398,599)	(805,513)
Gain on Sale of Real Estate Investments	-0-	(5,021,242)
Changes in:
Tenant, Deferred Rent & Other Receivables	(1,640,504)	(800,203)
Prepaid Expenses	(899,371)	(1,166,821)
Other Assets and Capitalized Lease Costs	(1,814,638)	(2,359,895)
Accounts Payable, Accrued Expenses & Other Liabilities	2,827,722	(897,495)
NET CASH PROVIDED BY OPERATING ACTIVITIES	54,699,500	38,062,285

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(210,747,340)	(192,187,485)
Capital and Land Site Improvements	(21,566,561)	(10,541,656)
Proceeds on Sale of Real Estate	-0-	8,846,686
Return of Deposits on Real Estate	2,950,000	3,100,000
Deposits Paid on Acquisitions of Real Estate	(2,200,000)	(3,700,000)
Purchase of Securities Available for Sale	(19,055,956)	(16,188,760)
Proceeds from Sale of Securities Available for Sale	22,774,768	16,201,480
NET CASH USED IN INVESTING ACTIVITIES	(227,845,089)	(194,469,735)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Mortgage Notes Payable	153,428,485	122,173,058
Principal Payments on Mortgage Notes Payable	(43,671,506)	(35,977,890)
Net (Repayments) Proceeds from Loans Payable	(4,250,702)	59,841,386
Financing Costs Paid on Debt	(2,646,393)	(2,917,663)
Proceeds from Underwritten Public Offering of Preferred Stock, net of offering costs	130,543,422	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	63,806,651	39,915,387
Proceeds from the Exercise of Stock Options	1,883,300	612,410
Preferred Dividends Paid	(8,607,032)	(8,607,032)
Common Dividends Paid, net of Reinvestments	(33,665,037)	(27,032,958)
NET CASH PROVIDED BY FINANCING ACTIVITIES	256,821,188	148,006,698

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	83,675,599	(8,400,752)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	12,073,909	20,474,661
CASH AND CASH EQUIVALENTS - END OF YEAR	$95,749,508	$12,073,909

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 23

9

Capital Structure and Leverage Ratios	As of	As of
(unaudited)	9/30/2016	9/30/2015

Mortgage Notes Payable	$483,748,153	$373,991,174
Loans Payable	80,790,684	85,041,386
Preferred Stock Called for Redemption	53,493,750	-0-
Total Debt	618,032,587	459,032,560

7.625% Series A Cumul. Redeemable Preferred	-0-	53,493,750
7.875% Series B Cumul. Redeemable Preferred	57,500,000	57,500,000
6.125% Series C Cumul. Redeemable Preferred	135,000,000	-0-
Total Preferred Stock	192,500,000	110,993,750

Common Stock, Paid-In-Capital & Other	405,358,098	335,016,890
Total Shareholders’ Equity	597,858,098	446,010,640

Total Book Capitalization	1,215,890,685	905,043,200

Accumulated Depreciation	148,830,169	124,898,639
Total Undepreciated Book Capitalization	$1,364,720,854	$1,029,941,839

Shares Outstanding	68,920,972	62,123,454
Market Price Per Share	$14.27	$9.75

Equity Market Capitalization	$983,502,270	$605,703,677
Total Debt	618,032,587	459,032,560
Preferred	192,500,000	110,993,750
Total Market Capitalization	$1,794,034,857	$1,175,729,987

Total Debt	$618,032,587	$459,032,560
less: Cash and Cash Equivalents	95,749,508	12,073,909
Net Debt	$522,283,079	$446,958,651
less: Securities Available for Sale at Fair Value (Securities)	73,604,894	54,541,237
Net Debt Less Securities	$448,678,185	$392,417,414

Net Debt / Undepreciated Book Capitalization	38.3%	43.4%
Net Debt / Total Market Capitalization	29.1%	38.0%
Net Debt Plus Preferred / Total Market Capitalization	39.8%	47.5%
Net Debt Less Securities / Undepreciated Book Capitalization	32.9%	38.1%
Net Debt Less Securities / Total Market Capitalization	25.0%	33.4%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	35.7%	42.8%

Weighted Average Interest Rate on Fixed Rate Debt	4.49%	4.85%

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 23

10

Capital Structure and Leverage Ratios continued

(unaudited)

	Three Months Ended		Twelve Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
Net Income	$10,192,610	$10,187,625	$32,494,507	$25,605,815
plus: Depreciation & Amortization	7,593,668	6,583,449	27,203,918	23,058,744
plus: Interest Expense	5,842,699	5,128,971	21,836,811	18,558,150
plus: Acquisition Costs	184,486	242,699	730,441	1,546,088
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,491	25,492	101,967	59,750
less: Gain on Sale of Securities Transactions, net	(3,239,190)	(428,426)	(4,398,599)	(805,513)
less: Gain on Sale of Real Estate Investment	-0-	(5,021,242)	-0-	(5,021,242)
EBITDA	$20,599,764	$16,718,568	$77,969,045	$63,001,792

Interest Expense	$5,842,699	$5,128,971	$21,836,811	18,558,150
Preferred Dividends	2,565,196	2,151,758	9,020,470	8,607,032
Total Fixed Charges	$8,407,895	$7,280,729	$30,857,281	$27,165,182

Interest Coverage	3.5 x	3.3 x	3.6 x	3.4 x
Fixed Charge Coverage	2.5 x	2.3 x	2.5 x	2.3 x

Net Debt	$522,283,079	$446,958,651	$522,283,079	$446,958,651
Net Debt Less Securities	448,678,185	392,417,414	448,678,185	392,417,414
Preferred	192,500,000	110,993,750	192,500,000	110,993,750
Annualized EBITDA	82,399,056	66,874,272	77,969,045	63,001,792

Net Debt / EBITDA	6.3 x	6.7 x	6.7 x	7.1 x
Net Debt Less Securities / EBITDA	5.4 x	5.9 x	5.8 x	6.2 x
Net Debt + Preferred / EBITDA	8.7 x	8.3 x	9.2 x	8.9 x
Net Debt Less Securities + Preferred / EBITDA	7.8 x	7.5 x	8.2 x	8.0 x

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 23

11

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total

2017	57,791,871	4,790,684	62,582,555	11.1%
2018	43,879,833	-0-	43,879,833	7.8%
2019	47,464,988	-0-	47,464,988	8.4%
2020	28,808,574	76,000,000	104,808,574	18.5%
2021	29,255,776	-0-	29,255,776	5.2%
Thereafter	276,547,111	-0-	276,547,111	49.0%
Total as of 9/30/2016 (1)	$483,748,153	$80,790,684	$564,538,837	100.0%

Weighted Average Interest Rate	4.48%	2.19%	4.16%
Weighted Average Term	10.54 yrs	3.84 yrs	9.58 yrs

(1)	Does not include Preferred Stock Called for Redemption in the amount of $53,493,750 which was redeemed on October 14, 2016.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 23

12

Property Table by Tenant

(unaudited)

Tenant		Property Count	Square Footage	Occupied Square Footage	% of Occupied sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost	Mortgage Balance

FedEx Ground Package System, Inc.		38	6,160,372	6,160,372	38.5%	$45,243,000	49.6%	$7.34	$597,261,416	266,821,635
FedEx Corporation		14	973,413	973,413	6.1%	5,375,000	5.9%	5.52	71,871,313	15,854,877
FedEx Supply Chain Services, Inc.		1	449,900	449,900	2.8%	1,327,000	1.4%	2.95	14,620,887	6,667,886
Total FedEx		53	7,583,685	7,583,685	47.4%	51,945,000	56.9%	6.85	$683,753,616	$289,344,398

Milwaukee Electric Tool Corporation		1	861,889	861,889	5.4%	2,934,000	3.2%	3.40	36,914,917	25,000,000
ULTA, Inc.		1	671,354	671,354	4.2%	2,651,000	2.9%	3.95	37,500,391	22,760,488
Jim Beam Brands Company		1	599,840	599,840	3.7%	2,013,000	2.2%	3.36	28,000,000	18,352,289
TreeHouse Private Brands, Inc.		1	558,600	558,600	3.5%	2,166,000	2.4%	3.88	26,767,852	16,694,848
CBOCS Distribution, Inc.		1	381,240	381,240	2.4%	1,420,000	1.6%	3.72	14,215,126	7,659,116
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.3%	1,641,000	1.8%	4.46	19,600,000	10,446,469
The Coca-Cola Company/Western Container Corp.		2	323,358	323,358	2.0%	1,678,000	1.8%	5.19	20,504,069	6,662,406
Science Applications International		1	302,400	302,400	1.9%	1,462,000	1.6%	4.83	13,340,592	5,605,514
International Paper Company		1	280,000	280,000	1.7%	1,326,000	1.5%	4.74	18,294,108	10,648,115
Woodstream Corporation	(C)	1	256,000	256,000	1.6%	896,000	1.0%	3.50	8,848,278	-0-
United Technologies Corporation		2	244,317	244,317	1.5%	1,895,000	2.1%	7.76	22,537,415	7,960,781
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.5%	1,196,000	1.3%	5.10	14,550,000	8,750,368
UGN, Inc.		1	232,200	232,200	1.5%	1,050,000	1.1%	4.52	12,937,000	8,071,987
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.4%	1,169,000	1.3%	5.36	14,868,857	-0-
Anheuser-Busch, Inc.		1	184,800	184,800	1.2%	806,000	0.9%	4.36	12,542,814	-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	1.1%	787,000	0.9%	4.39	7,225,401	397,513
NF&M International Inc.	(B)	1	174,802	174,802	1.1%	832,000	0.9%	4.76	5,337,378	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.1%	978,000	1.1%	5.71	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.1%	982,000	1.1%	5.77	12,159,973	2,241,680
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.0%	741,000	0.8%	4.68	9,600,000	6,958,091
Victory Packaging, L.P.		1	148,000	148,000	0.9%	470,000	0.5%	3.18	5,441,876	-0-
Challenger Lifts, Inc. (Snap-on Inc.)		1	137,500	137,500	0.9%	835,000	0.9%	6.07	11,304,000	7,288,891
Altec Industries, Inc.	(C)	1	126,880	126,880	0.8%	349,000	0.4%	2.75	4,385,428	-0-
General Electric Company		1	125,860	125,860	0.8%	1,311,000	1.4%	10.42	19,950,000	12,700,739
The American Bottling Company		2	110,080	110,080	0.7%	734,000	0.8%	6.67	10,498,031	1,934,175
Style Crest, Inc.		1	106,507	106,507	0.7%	361,000	0.4%	3.39	7,238,613	-0-
Pittsburgh Glass Works LLC.		1	102,135	102,135	0.6%	427,000	0.5%	4.18	4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.6%	341,000	0.4%	3.56	7,397,881	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.6%	746,000	0.8%	8.17	8,083,107	3,124,904
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.6%	506,000	0.6%	5.68	6,932,916	349,658
CHEP USA, Inc.		1	83,000	83,000	0.5%	494,000	0.5%	5.95	7,405,447	2,519,243
Datatel Resources Corporation	(B)	1	80,856	80,856	0.5%	242,000	0.3%	2.99	2,468,845	-0-
Sherwin-Williams Company		2	78,887	78,887	0.5%	637,000	0.7%	8.07	7,244,131	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	596,000	0.7%	7.95	5,525,600	3,786,099
Tampa Bay Grand Prix		1	68,385	68,385	0.4%	289,000	0.3%	4.23	5,677,982	-0-
Various Tenants at Retail Shopping Center		1	64,138	64,138	0.4%	780,000	0.9%	12.16	3,072,880	-0-
SOFIVE, Inc.		1	60,400	60,400	0.4%	537,000	0.6%	8.89	4,903,589	1,898,199
Siemens Real Estate		1	51,130	51,130	0.3%	473,000	0.4%	9.25	4,452,425	2,592,182
B/E Aerospace, Inc.		1	38,833	38,833	0.1%	360,000	0.3%	9.27	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.1%	140,000	0.1%	3.86	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.1%	109,000	0.1%	4.14	1,858,591	-0-
Tenant Total as of 9/30/16		98	15,950,947	15,950,947	99.6%	$91,305,000	100.0%	$5.72	$1,166,145,304	$483,748,153

Vacant	(D)	1	59,425	-0-	0.0%	-0-	0.0%	-0-	5,157,126	-0-
Total as of 9/30/16		99	16,010,372	15,950,947	99.6%	$91,305,000	100.0%	$5.72	(A) $1,171,302,430	$483,748,153
Acquisition Subsequent to 9/30/16
FedEx Ground Package System, Inc.		1	338,584	338,584	2.1%	2,308,000	2.5%	6.82	35,100,000	23,500,000
Pro Forma Total with Acquisition Subsequent to 9/30/16		100	16,348,956	16,289,531	99.6%	$93,613,000	100.0%	$5.75	$1,206,402,430	$507,248,153

Disposition Subsequent to 9/30/16
Vacant	(D)	(1)	(59,425)	-0-	0.0%	-0-	0.0%	-0-	(5,157,126)	-0-
Pro Forma Total		99	16,289,531	16,289,531	100.0%	$93,613,000	100.0%	$5.75	$1,201,245,304	$507,248,153

(A) Does not include $11,065 of vacant land.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

(D) Our vacant property located in White Bear Lake, MN was sold on 10/27/16.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 23

13

Property Table by State

(unaudited)

State		Property Count	Square Footage	Occupied Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost	Mortgage Balance
Florida		11	1,448,215	1,448,215	9.0%	$10,290,000	11.3%	7.11	$141,434,425	$68,168,030
Texas		9	1,379,468	1,379,468	8.6%	10,474,000	11.5%	7.59	131,532,565	58,081,639
Kentucky		3	1,295,940	1,295,940	8.1%	5,014,000	5.5%	3.87	66,071,852	42,336,028
Mississippi		4	1,158,889	1,158,889	7.2%	4,359,000	4.8%	3.76	55,224,199	33,750,368
Ohio		7	1,032,469	1,032,469	6.4%	6,074,000	6.7%	5.88	72,767,472	28,946,267
Indiana		2	999,176	999,176	6.2%	4,184,000	4.6%	4.19	61,446,391	35,050,164
Illinois		9	958,045	958,045	6.0%	6,192,000	6.8%	6.46	81,842,244	10,051,077
Tennessee		3	891,777	891,777	5.6%	3,058,000	3.3%	3.43	33,848,216	15,878,083
Kansas		4	813,043	813,043	5.1%	4,641,000	5.1%	5.71	60,936,352	34,623,651
Missouri		5	804,397	804,397	5.0%	3,079,000	3.4%	3.83	39,277,974	9,199,771
North Carolina		3	585,224	585,224	3.7%	2,909,000	3.2%	4.97	44,656,386	20,001,944
South Carolina		3	571,115	571,115	3.6%	3,552,000	3.9%	6.22	36,368,552	8,596,685
Pennsylvania		3	504,040	504,040	3.1%	3,036,000	3.3%	6.02	36,764,873	16,717,886
Michigan		3	489,571	489,571	3.1%	3,472,000	3.8%	7.09	41,248,198	16,083,458
Virginia		5	407,265	407,265	2.5%	2,438,000	2.7%	5.99	34,480,436	7,840,633
Colorado		3	363,597	363,597	2.3%	3,040,000	3.3%	8.36	42,058,523	20,965,637
Georgia		3	307,662	307,662	1.9%	1,743,000	1.9%	5.67	22,194,624	774,093
Arizona		1	283,358	283,358	1.8%	1,346,000	1.5%	4.75	16,824,226	5,299,383
Wisconsin		2	238,666	238,666	1.5%	1,369,000	1.5%	5.74	15,952,361	3,260,401
New York		3	230,381	230,381	1.4%	1,890,000	2.1%	8.20	20,382,097	4,129,647
Washington		1	210,445	210,445	1.3%	1,962,000	2.1%	9.32	30,210,680	19,881,817
Oklahoma		2	204,580	204,580	1.3%	1,305,000	1.4%	6.38	16,328,293	6,336,007
Louisiana		1	175,315	175,315	1.1%	1,258,000	1.4%	7.18	18,410,000	12,468,713
Maryland		1	144,523	144,523	0.9%	1,426,000	1.6%	9.87	14,512,355	-0-
New Jersey		2	124,538	124,538	0.8%	1,317,000	1.4%	12.16	7,976,469	1,898,199
Minnesota	(B)	2	119,823	60,398	0.7%	372,000	0.4%	6.18	10,377,126	2,612,978
Nebraska		1	89,115	89,115	0.6%	446,000	0.5%	5.00	5,944,691	-0-
Alabama		1	88,653	88,653	0.6%	590,000	0.6%	6.66	6,605,131	795,594
Connecticut		1	54,812	54,812	0.3%	329,000	0.2%	6.00	3,463,824	-0-
Iowa		1	36,270	36,270	0.3%	140,000	0.2%	3.86	2,161,895	-0-
Total as of 9/30/16		99	16,010,372	15,950,947	100.0%	$91,305,000	100.0%	$5.72	(A) $1,171,302,430	$483,748,153

Acquisition Subsequent to 9/30/16
New York		1	338,584	338,584	2.1%	2,308,000	2.5%	6.82	35,100,000	23,500,000
Pro Forma Total with Acquisition Subsequent to 9/30/16		100	16,348,956	16,289,531	100.0%	$93,613,000	100.0%	$5.75	$1,206,402,430	$507,248,153

Disposition Subsequent to 9/30/16
Minnesota	(B)	(1)	(59,425)	-0-	-0-	-0-	-0-	-0-	(5,157,126)	-0-
Pro Forma Total		99	16,289,531	16,289,531	100.0%	$93,613,000	100.0%	$5.75	$1,201,245,304	$507,248,153

(A) Does not include $11,065 of vacant land.

(B) Our vacant property located in White Bear Lake, MN was sold on 10/27/16.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 23

14

Lease Expirations

(unaudited)

Fiscal Year		Property Count	Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost	Mortgage Balance

2017(B)		9	1,038,804	6.5%	$6,161,000	6.7%	$5.93	0.7	$74,871,115	$5,891,210
2018(B)		15	1,324,159	8.3%	7,760,000	8.5%	5.86	1.6	90,474,349	15,446,300
2019		9	1,370,849	8.6%	7,091,000	7.8%	5.17	2.6	81,415,015	24,554,105
2020		4	383,449	2.4%	2,102,000	2.3%	5.48	3.7	27,373,089	349,658
2021		7	684,692	4.3%	3,335,000	3.7%	4.87	4.7	46,749,236	8,321,114
2022		7	1,138,320	7.1%	6,339,000	6.9%	5.57	5.5	75,756,452	33,611,239
2023		10	1,302,007	8.1%	8,019,000	8.8%	6.16	6.8	100,068,191	39,770,922
2024		11	1,743,587	10.9%	10,579,000	11.6%	6.07	7.7	130,495,799	47,457,765
2025(B)		9	2,404,478	15.0%	11,989,000	13.1%	4.99	8.6	158,659,122	87,202,627
2026		5	748,154	4.7%	6,182,000	6.8%	8.26	9.6	86,055,233	45,994,555
2027		3	395,691	2.5%	2,189,000	2.4%	5.53	10.6	26,905,640	5,299,383
2028		1	861,889	5.4%	2,934,000	3.2%	3.40	11.8	36,914,917	25,000,000
2029		2	262,613	1.6%	1,513,000	1.7%	5.76	12.8	21,954,950	9,701,419
2030		4	1,044,832	6.5%	7,366,000	8.1%	7.05	13.5	109,094,466	69,838,008
2031		2	624,685	3.9%	4,800,000	5.1%	7.69	14.5	69,517,000	48,615,000
2034		1	558,600	3.5%	2,166,000	2.4%	3.88	17.1	26,767,850	16,694,848
Various tenants at retail shopping center		1	64,138	0.4%	780,000	0.9%	12.16	-0-	3,072,880	-0-
Vacant	(C)	1	59,425	0.4%	-0-	0.0%	-0-	-0-	5,157,126	-0-
Total as of 9/30/16		99	16,010,372	100.0%	$91,305,000	100.0%	$5.72	7.4	(A) $1,171,302,430	$483,748,153

Acquisition Subsequent to 9/30/16
2031		1	338,584	2.1%	2,308,000	2.5%	6.82	14.5	35,100,000	23,500,000
Pro Forma Total with Acquisition Subsequent to 9/30/16		100	16,348,956	100.0%	$93,613,000	100.0%	$5.75	7.6	$1,206,402,430	$507,248,153

Disposition Subsequent to 9/30/16
Vacant	(C)	(1)	(59,425)	(0.4%)	-0-	0.0%	-0-	-0-	(5,157,126)	-0-
Pro Forma Total		99	16,289,531	100.0%	$93,613,000	100.0%	$5.75	7.6	$1,201,245,304	$507,248,153

(A) Does not include $11,065 of vacant land.

(B) Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property.

(C) Our vacant property located in White Bear Lake, MN was sold on 10/27/16.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 23

15

Recent Acquisitions During Fiscal 2016

(unaudited)

No	Tenant	City (MSA)	State	Fiscal Year Acquisition	Square Footage	Annual Rent	Rent Per sf Occup.	Lease Expiration	Purchase Price	Initial Mortgage Balance
1	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	330,717	$2,078,000	$6.28	7/31/2025	$31,975,897	$20,780,000
2	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	175,315	1,258,000	7.18	6/30/2025	18,410,000	12,890,000
3	General Electric Company	Imperial (Pittsburgh)	PA	2016	125,860	1,311,000	10.42	12/31/2025	20,032,864	13,000,000
4	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	210,445	1,962,000	9.32	8/31/2030	30,662,080	20,221,000
5	FedEx Ground Package System, Inc.	Colorado Springs	CO	2016	225,362	1,832,000	8.13	1/31/2026	28,845,500	18,730,000
6	Challenger Lifts, Inc. (Snap-on Inc.)	Louisville	KY	2016	137,500	835,000	6.07	6/7/2026	11,304,000	7,350,000
7	FedEx Ground Package System, Inc.	Davenport (Orlando)	FL	2016	310,922	2,604,000	8.38	4/30/2031	37,780,000	26,400,000
8	FedEx Ground Package System, Inc.	Olathe (Kansas City)	KS	2016	313,763	2,196,000	7.00	5/31/2031	31,737,000	22,215,000
	Total as of 9/30/16				1,829,884	$14,076,000	$7.69		$210,747,341	$141,586,000

Acquisition Subsequent to 9/30/16
9	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	338,584	$2,308,000	$6.82	3/31/2031	$35,100,000	$23,500,000
					338,584	$2,308,000	$6.82		$35,100,000	$23,500,000

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 23

16

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$2,934,000	$3.40	11.8	$36,914,917	$25,000,000
2	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,651,000	3.95	8.8	37,500,391	22,760,488
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,013,000	3.36	8.3	28,000,000	18,352,289
4	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,166,000	3.88	17.1	26,767,852	16,694,848
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	2.7	14,620,887	6,667,886
6	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	1.0	8,848,278	-0-
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	1.4	4,385,428	-0-
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,420,000	3.72	7.8	14,215,126	7,659,116
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,641,000	4.46	5.3	19,600,000	10,446,469
9	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,078,000	6.28	8.8	31,975,897	20,001,944
10	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	7.6	23,946,000	12,289,676
11	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,196,000	7.00	14.3	31,737,000	22,215,000
12	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,604,000	8.38	14.6	37,780,000	26,400,000
13	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,362,000	7.75	13.6	35,300,832	23,431,093
14	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,462,000	4.83	2.6	13,340,592	5,605,514
15	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	13.3	30,645,954	18,453,112
16	Western Container Corp.		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,346,000	4.75	10.6	16,824,226	5,299,383
17	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,326,000	4.74	6.9	18,294,108	10,648,115
18	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	832,000	4.76	8.3	5,337,378	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	242,000	2.99	1.2	2,468,845	-0-
19	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	6.8	22,885,636	8,580,058
20	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,196,000	5.10	5.8	14,550,000	8,750,368
21	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,050,000	4.52	13.4	12,937,000	8,071,987
22	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	9.3	28,500,000	18,576,282
23	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.2	14,868,857	-0-
24	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	13.9	30,210,680	19,881,817
25	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	12.7	15,204,950	9,701,419
26	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	806,000	4.36	5.2	12,542,814	-0-
27	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	2.3	17,769,106	7,960,781
28	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	8.0	19,283,798	9,126,834
29	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	1.7	7,225,401	397,513
30	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	7.1	15,413,307	1,926,986
31	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,258,000	7.18	8.8	18,410,000	12,468,713
32	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	5.5	13,762,030	7,503,400
33	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	978,000	5.71	3.8	11,298,367	-0-
34	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,614,000	9.45	9.8	19,696,102	6,633,049
35	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	7.8	9,930,000	6,378,382
36	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	741,000	4.68	5.0	9,600,000	6,958,091
37	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	8.8	12,580,262	4,401,832
38	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	8.9	12,546,157	4,799,919
39	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	470,000	3.18	4.4	5,441,876	-0-
40	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	1.8	14,512,355	-0-
41	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	7.0	12,431,193	3,259,726
42	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	8.0	14,127,449	5,063,864
43	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	0.7	9,382,361	-0-
44	Challenger Lifts, Inc (Snap-on Inc.)		Louisville	KY	2016	100.0%	137,500	835,000	6.07	9.7	11,304,000	7,288,891
45	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	8.0	16,435,478	3,078,731
46	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,311,000	10.42	9.3	19,950,000	12,700,739
47	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	0.7	18,537,652	-0-
48	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	6.9	9,008,650	4,017,147
49	FedEx Ground Package System, Inc.	(E)	Edinburg	TX	2011	100.0%	113,582	598,000	5.27	5.0	11,423,872	-0-
50	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	6.6	7,758,181	-0-
51	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	1.2	8,554,432	4,342,604
52	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	361,000	3.39	4.5	7,238,613	-0-
53	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	2.9	10,960,822	343,548
54	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	532,000	5.12	6.9	5,728,690	2,071,107
55	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	6.6	10,200,000	5,321,390
56	Pittsburgh Glass Works LLC.		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	1.7	4,245,913	-0-
57	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	6.7	6,570,000	3,260,401
58	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	341,000	3.56	2.7	7,397,881	-0-
59	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	2.7	6,246,401	1,384,194
60	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	1.0	7,592,861	3,900,447

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 23

17

 Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
61	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	$675,000	$7.35	1.8	$7,614,653	$1,064,185
62	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	746,000	8.17	6.0	8,083,107	3,124,904
63	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	7.1	5,944,691	-0-
64	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	3.3	6,932,916	349,658
65	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	590,000	6.66	9.8	6,605,131	795,594
66	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	433,000	4.95	0.7	5,017,447	-0-
67	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	494,000	5.95	8.4	7,405,447	2,519,243
68	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	1.9	6,863,879	2,685,791
69	RGH Enterprises, Inc.		Halfmoon (Albany)	NY	2012	100.0%	75,000	596,000	7.95	5.2	5,525,600	3,786,099
70	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	483,000	6.57	10.5	4,981,414	-0-
71	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	4.7	4,600,532	-0-
72	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	1.8	6,354,051	1,059,646
73	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	289,000	4.23	4.0	5,677,982	-0-
74	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	2.0	7,204,472	1,329,709
75	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	477,000	7.19	7.3	5,551,227	-0-
76	Kellogg Sales Company		Kansas City	MO	2007	100.0%	65,067	325,000	4.99	1.8	4,800,474	2,241,680
77	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	100.0%	64,138	780,000	12.16	na	3,072,880	-0-
78	The American Bottling Company		Cincinnati	OH	2015	100.0%	63,840	477,000	7.47	13.0	6,750,000	-0-
79	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	1.1	5,012,203	1,551,081
80	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	537,000	8.89	8.3	4,903,589	1,898,199
81	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	6.7	5,220,000	2,612,978
82	United Technologies Corporation		Richmond	VA	2004	100.0%	60,000	319,000	5.32	2.2	4,768,309	-0-
83	Vacant	(D)	White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.00%	59,425	-0-	na	na	5,157,126	-0-
84	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	453,000	7.63	1.7	5,354,035	774,093
85	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	3.4	3,463,824	-0-
86	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	473,000	9.25	2.6	4,452,425	2,592,182
87	Kellogg Sales Company		Orangeburg (New York)	NY	1993	100.0%	50,400	328,000	6.51	1.4	3,895,675	-0-
88	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	0.9	4,348,499	-0-
89	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	463,000	10.01	4.9	4,764,500	-0-
90	The American Bottling Company		Tulsa	OK	2014	100.0%	46,240	257,000	5.56	7.4	3,748,031	1,934,175
91	The Coca-Cola Company		Topeka	KS	2009	100.0%	40,000	332,000	8.30	5.0	3,679,843	1,363,023
92	B/E Aerospace, Inc.		Rockford	IL	2015	100.0%	38,833	360,000	9.27	10.8	5,100,000	-0-
93	Keystone Automotive Industries MN, Inc.		Urbandale (Des Moines)	IA	1994	100.0%	36,270	140,000	3.86	0.5	2,161,895	-0-
94	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	7.5	1,900,691	-0-
95	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	0.7	4,113,265	1,990,760
96	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	1.2	1,982,532	-0-
97	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	6.2	1,971,732	-0-
98	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	2.8	1,858,591	-0-
99	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	5.1	1,692,904	-0-
	Total as of 9/30/16					99.6%	16,010,372	$91,305,000	$5.72	7.4	(A) $1,171,302,430	$483,748,153

	Acquisition Subsequent to 9/30/16
100	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,308,000	6.82	14.5	35,100,000	23,500,000
	Pro Forma Total with Acquisition Subsequent to 9/30/16					99.6%	16,348,956	$93,613,000	$5.75	7.6	$1,206,402,430	$507,248,153

	Disposition Subsequent to 9/30/16
99	Vacant	(D)	White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.00%	(59,425)	-0-	na	na	(5,157,126)	-0-
	Pro Forma Total					100.0%	16,289,531	$93,613,000	$5.75	7.6	$1,201,245,304	$507,248,153

(A) Does not include $11,065 of vacant land.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

(D) Our vacant property located in White Bear Lake, MN was sold on 10/27/16.

(E) Not reflected above – On October 1, 2016, a 50,741 square foot expansion of the building was completed, resulting in a new 10 year lease which extended the prior lease expiration date from September 2021 to September 2026. Inaddition, the expansion resulted in an increase in annual rent effective from the date of completion of approximately $499,000.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 23

18

Definitions

 Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus dividend and interest income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs and plus costs associated with the Redemption of Preferred Stock.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense, plus non-recurring other expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Fourth Quarter FY 2016 & FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 23

19

FOR IMMEDIATE RELEASE	November 28, 2016

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION REPORTS RESULTS FOR

THE FISCAL YEAR ENDED AND THE FOURTH QUARTER ENDED SEPTEMBER 30, 2016

FREEHOLD, NJ, November 28, 2016........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $20,532,000 or $0.31 per diluted share for the fiscal year ended September 30, 2016 as compared to $16,999,000 or $0.29 per diluted share for the fiscal year ended September 30, 2015 representing an increase of 6.9%. Core Funds from Operations (Core FFO) were $50,271,000 or $0.77 per diluted share for the fiscal year ended September 30, 2016 as compared to $35,276,000 or $0.60 per diluted share for the fiscal year ended September 30, 2015 representing an increase in Core FFO per share of 28.3%. Adjusted Funds from Operations (AFFO), for the fiscal year ended September 30, 2016 were $45,865,000 or $0.70 per diluted share versus $33,977,000 or $0.57 per diluted share for the fiscal year ended September 30, 2015 representing an increase in AFFO per share of 22.8%.

Net Income Attributable to Common Shareholders for the three months ended September 30, 2016 was $4,685,000 or $0.07 per diluted share as compared to $8,036,000 or $0.13 per diluted share for the three months ended September 30, 2015 representing a decrease in Net Income Attributable to Common Shareholders per share of 46.2%. Core FFO for the three months ended September 30, 2016 was $14,993,000 or $0.22 per diluted share as compared to $9,180,000 or $0.15 per diluted share for the three months ended September 30, 2015 representing an increase in Core FFO per share of 46.7%. AFFO for the three months ended September 30, 2016 was $11,964,000 or $0.18 per diluted share versus $9,159,000 or $0.15 per diluted share for the three months ended September 30, 2015 representing an increase in AFFO per share of 20.0%.

A summary of significant financial information for the three and twelve months ended September 30, 2016 and 2015 is as follows:

	Three Months Ended September 30,
	2016	2015
Rental Revenue	$22,127,000	$18,168,000
Reimbursement Revenue	$3,449,000	$2,400,000
Net Operating Income (NOI) (1)	$21,845,000	$17,732,000
Total Expenses	$13,943,000	$10,875,000
Dividend and Interest Income	$1,566,000	$853,000
Gain on Sale of Securities Transactions, net	$3,239,000	$428,000
Net Income	$10,193,000	$10,188,000
Net Income Attributable to Common Shareholders	$4,685,000	$8,036,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.07	$0.13
Core FFO (1)	$14,993,000	$9,180,000
Core FFO per Diluted Common Share (1)	$0.22	$0.15
AFFO (1)	$11,964,000	$9,159,000
AFFO per Diluted Common Share (1)	$0.18	$0.15
Dividends Declared per Common Share	$0.16	$0.15
Weighted Avg. Diluted Common Shares Outstanding	68,159,000	60,514,000

	Twelve Months Ended September 30,
	2016	2015
Rental Revenue	$81,592,000	$67,059,000
Reimbursement Revenue	$13,324,000	$10,716,000
Lease Termination Income	$-0-	$239,000
Net Operating Income (NOI) (1)	$80,187,000	$65,285,000
Total Expenses	$49,484,000	$42,115,000
Dividend and Interest Income	$5,616,000	$3,724,000
Gain on Sale of Securities Transactions, net	$4,399,000	$805,000
Net Income	$32,495,000	$25,606,000
Net Income Attributable to Common Shareholders	$20,532,000	$16,999,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.31	$0.29
Core FFO (1)	$50,271,000	$35,276,000
Core FFO per Diluted Common Share (1)	$0.77	$0.60
AFFO (1)	$45,865,000	$33,977,000
AFFO per Diluted Common Share (1)	$0.70	$0.57
Dividends Declared per Common Share	$0.64	$0.60
Weighted Avg. Diluted Common Shares Outstanding	65,558,000	59,201,000

A summary of significant balance sheet information as of September 30, 2016 and 2015 is as follows:

	September 30, 2016	September 30, 2015
Net Real Estate Investments	$1,022,483,000	$816,111,000
Securities Available for Sale at Fair Value	$73,605,000	$54,541,000
Total Assets	$1,229,758,000	$915,992,000
Mortgage Notes Payable	$483,748,000	$373,991,000
Loans Payable	$80,791,000	$85,041,000
Total Shareholders’ Equity	$597,858,000	$446,011,000

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Michael P. Landy, President and CEO, commented on the results for the fiscal year 2016,

“Fiscal 2016 was a very productive year for Monmouth. Our Company executed exceptionally well and our achievements were many.

During the year, the Company accomplished the following:

Solid Financial Results

●	Generated AFFO per share growth of 23%, representing our third consecutive year of double digit growth

●	Increased our common stock dividend by 6.7% on October 1, 2015

●	Increased our Gross Revenue by 23% to $100.5 million

●	Increased our Net Operating Income by 23% to $80.2 million

Strong Growth Record and Attractive Pipeline

●	Acquired 1.8 million square feet of high-quality industrial space for $210.7 million comprising eight brand new, Class A built-to-suit properties, all leased long term to investment grade tenants

●	Completed three expansion projects for approximately $13.0 million, adding additional rental space of 261,000 square feet

●	Generated 15% year-over-year growth in gross leasable area from acquisitions and expansions

●	Entered into commitments to purchase nine new build-to-suit properties containing 2.4 million total square feet, representing approximately $247.5 million scheduled to close over the next several quarters, including one property we acquired subsequent to fiscal yearend

Strong Portfolio Performance

●	Renewed all three leases totaling 326,000 square feet that were scheduled to expire in fiscal 2016, resulting in a 100% tenant retention rate for the second consecutive year

●	Increased rents on lease renewals by 5.3% on a U.S. GAAP straight-line basis

●	Increased our sector leading occupancy rate by 190 basis points from 97.7% to 99.6% at fiscal yearend

●	Achieved a 100% occupancy rate subsequent to fiscal yearend

●	Extended our weighted average lease maturity from 7.2 years to 7.6 years currently

Strengthened Capitalization

●	Reduced our net debt to total market capitalization from 38.0% to 29.1%

●	Increased our total market capitalization by 53% to $1.8 billion at fiscal yearend

●	Raised $135.0 million in gross proceeds through our new Series C Perpetual Preferred offering at 6.125%

●	Raised approximately $72.2 million in equity through our Dividend Reinvestment and Stock Purchase Plan

●	Increased and extended our unsecured revolving credit facility from $130 million to $200 million with a $100 million accordion feature, bringing the total potential availability to $300 million

●	Extended our weighted average debt maturity from 8.1 years to 9.6 years at fiscal yearend

●	Reduced our weighted average interest rate on our fixed rate debt from 4.9% to 4.5%, and

●	Generated $4.4 million in net realized gains in addition to the $12.9 million in unrealized gains we held at fiscal yearend on our REIT securities investments.”

Mr. Landy stated, “On behalf of the talented team at Monmouth, I am happy to report these exceptional results. The above metrics reflect a strong Company that has clearly enhanced its position over the year. Our business model of investing in well-located, modern industrial buildings, leased primarily to investment-grade tenants has provided our shareholders with reliable returns throughout the business cycle. The high quality of our portfolio is evidenced by our 100% occupancy rate. Fiscal 2016 marked our fourth year out of the past seven in which Monmouth delivered a 100% tenant retention rate, illustrating the mission-critical nature of our property portfolio. Our substantial AFFO per share growth of 23% this year marks our third consecutive year of double-digit increases for this important metric.”

“During fiscal 2016, we acquired $210.7 million of brand new, Class A built-to-suit properties leased to investment-grade tenants, and completed several building expansions. Approximately 85% of our rental revenue is generated by investment-grade tenants with the remaining 15% secured by unrated but very strong credits as well. Our securities portfolio delivered exceptional results this year, generating $4.4 million in net realized gains in addition to the $12.9 million in unrealized gains we held at fiscal yearend.”

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“Our recent $135 million preferred stock offering, combined with our expanded revolving credit facility and our low-levered balance sheet, provide us with the growth capital needed in order to continue to deliver these positive results. Subsequent to fiscal yearend, the Company acquired one brand new built-to-suit property containing 339,000 square feet for $35.1 million and completed a 51,000 square foot building expansion. This brings our current portfolio to a total of 99 properties containing 16.3 million square feet, geographically diversified across 30 states. We are very excited about our best-in-class acquisition pipeline, which now comprises eight new build-to-suit properties containing 2.1 million total square feet, representing approximately $212 million in acquisitions scheduled to close in fiscal 2017 and fiscal 2018.”

“The continued migration toward ecommerce will once again be a leading demand driver for industrial space in 2017. This holiday season is expected to deliver record-breaking results for on-line sales and we are working very closely with some of our tenants in order to continue to capture the growth in consumer spending that is heading our way. We recently launched our new and improved website in order to more accurately portray the transformative growth that Monmouth has enjoyed the past several years. I encourage investors to view it in order to best understand our unique Company. Fiscal 2017 is poised to be another successful year at Monmouth and I look forward to reporting continued progress throughout the year.”

Monmouth Real Estate Investment Corporation will host its Fiscal Year End and Fourth Quarter 2016 Financial Results Webcast and Conference Call on Tuesday, November 29, 2016 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Fiscal Year End and Fourth Quarter 2016 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 4Q2016 Webcast and Earnings Call link on the homepage of the Company’s website at www.mreic.reit, in the Highlights section. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Tuesday, November 29, 2016. It will be available until February 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10091370. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968 is one of the oldest public equity REITs in the U.S. The Company specializes in single-tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth Real Estate Investment Corporation is a fully-integrated and self-managed real estate company, whose property portfolio consists of ninety-nine properties located in thirty states, containing a total of approximately 16.3 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs and plus costs associated with the Redemption of Preferred Stock. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

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The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and twelve months ended September 30, 2016 and 2015:

	Three Months Ended		Twelve Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
Net Income Attributable to Common Shareholders	$4,685,000	$8,036,000	$20,532,000	$16,999,000
Plus: Depreciation Expense (excluding Corporate Office)	6,541,000	5,328,000	23,932,000	19,626,000
Plus: Amortization of Intangible Assets	264,000	330,000	1,178,000	1,370,000
Plus: Amortization of Capitalized Lease Costs	376,000	265,000	956,000	756,000
Less: Gain on Sale of Real Estate Investment	-0-	(5,021,000)	-0-	(5,021,000)
FFO Attributable to Common Shareholders	11,866,000	8,938,000	46,598,000	33,730,000
Plus: Acquisition Costs	185,000	242,000	731,000	1,546,000
Plus: Redemption of Preferred Stock	2,942,000	-0-	2,942,000	-0-
Core FFO Attributable to Common Shareholders	14,993,000	9,180,000	50,271,000	35,276,000
Plus: Stock Compensation Expense	620,000	165,000	926,000	449,000
Plus: Depreciation of Corporate Office Tenant Improvements	35,000	8,000	124,000	80,000
Plus: Amortization of Financing Costs	403,000	678,000	1,116,000	1,286,000
Plus: Non-recurring other expense (1)	-0-	-0-	500,000	-0-
Less: Lease Termination Income	-0-	-0-	-0-	(239,000)
Less: Gain on Sale of Securities Transactions, net	(3,239,000)	(428,000)	(4,399,000)	(805,000)
Less: U.S. GAAP Straight-line Rent Adjustment	(538,000)	(282,000)	(1,710,000)	(1,446,000)
Less: Recurring Capital Expenditures	(310,000)	(162,000)	(963,000)	(624,000)
AFFO Attributable to Common Shareholders	$11,964,000	$9,159,000	$45,865,000	$33,977,000

(1)	Consists of one-time payroll expenditures.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the twelve months ended September 30, 2016 and 2015:

	Twelve Months Ended
	9/30/2016	9/30/2015

Operating Activities	$54,700,000	$38,062,000
Investing Activities	(227,845,000)	(194,470,000)
Financing Activities	256,821,000	148,007,000

# # # # #

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